Exhibit 10.22(a)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 10B. DATED (SEE ITEM 13) CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: 12. Accounting and Appropriation Data (If required) 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. (X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16A. NAME AND TITLE OF SIGNER (Type or print) 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED BY STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 1 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer NSN 7540-01-152-9070 PREVIOUS EDITION UNUSABLE Created using PerForm Pro software. Unilateral -- FAR 52.217-8 Option to extend Services (Nov 1999) X a. The purpose of this modification is to extend the current contract three (3) months due to Civil Reserve Air Fleet (CRAF) program changes. b. The period of performance will change from 1 Oct 09 - 30 Sep 10 to 1 Oct 09 - 31 Dec 10. All other terms and conditions shall remain unchanged. c. Pages F-1 and I-1 have been revised and are replaced by pages F-1 and I-1 dated 19 May 10. The revisions are reflected by a black line in the right hand margin. The revisions updates the period of performance end date from 30 Sep 10 to 31 Dec 10. d. As a result of this modification, the estimated contract price is changed from $1,580,619,789.13 to $1,879,563,289.13, an estimated increase of $298,943.500.00. X 17/Sep/2009 HTC711-09-D-5004 1 // SIGNED // 19/May/2010 Stuart T. Eberle (618) 229-2511 Lucy.Hitsman@ustranscom.mil (618) 229-4796 OLIVIA L. HITSMAN HTC711 19/May/2010 HTC711 P00007 F87700 X USTRANSCOM/TCAQ-CM 508 Scott Drive Scott AFB, IL 62225-5357 USTRANSCOM/TCAQ-CP 508 Scott Drive Scott AFB, IL 62225-5357 3Q2H3 See Schedule EVERGREEN INTERNATIONAL AIRLINES, INC. DBA ALLIANCE CONTRACTOR TEAM 213 LOUDOUN STREET, SW LEESBURG, VA 20175-2718